Investment Strategy - Perkins Discovery Fund	Jul. 29, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies with market capitalizations of under $1 billion at the time of purchase. The equity securities the Fund may purchase consist mostly of common stock, although the Fund may purchase preferred and convertible stocks.

In selecting investments, Perkins Capital Management, Inc. (the “Adviser”) seeks growth opportunities by investing in companies that it believes will appreciate in value. The Adviser seeks to discover investment opportunities primarily by searching for companies that it believes are in the process of undergoing some fundamental change. Companies undergoing change may have new products, processes, strategies, management, or may be subject to change by external forces. The Fund attempts to buy stocks of such companies when it believes the changes will result in higher earnings and/or a higher price-to-earnings ratio.

The Adviser will typically sell a holding when the reasons that the holding was purchased change. When a holding performs as anticipated, it may be sold when the Adviser’s price target is reached, when the holding becomes overvalued in the Adviser’s opinion, or when technical chart analysis indicates that a good sale point has been reached.

Note: Due to investment considerations, the Fund will close to new investors when it reaches $100 million in total assets. If the Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

Strategy Portfolio Concentration [Text]	The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies with market capitalizations of under $1 billion at the time of purchase.